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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12

                                 FIREPOND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 FIREPOND, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                 FIREPOND, INC.
                               890 WINTER STREET
                               WALTHAM, MA 02451

                                                                   March 2, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Firepond, Inc. (the "Company") to be held on Thursday, March 22, 2001, at 10:00 a.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109 (the "Annual Meeting").

     The Annual Meeting has been called for the purpose of (i) electing two Class I Directors for a three-year term, (ii) approving an amendment to the Company's 1999 Stock Option and Grant Plan, to increase the number of shares of Common Stock available for issuance under the Plan; (iii) approving the Company's Brightware Acquisition Stock Option Plan and (iv) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on February 20, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company, "FOR" approval of the amendment to the 1999 Stock Option and Grant Plan and "FOR" approval of the Brightware Acquisition Stock Option Plan.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Sincerely,

                                          KLAUS P. BESIER
                                          Chairman and Chief Executive Officer

                                 FIREPOND, INC.
                               890 WINTER STREET
                               WALTHAM, MA 02451
                                 (781) 487-8400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD ON THURSDAY, MARCH 22, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Firepond, Inc. (the "Company") will be held on Thursday, March 22, 2001, at 10:00 a.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109 (the "Annual Meeting") for the purpose of considering and voting upon:

     1. The election of two Class I Directors for a three-year term;

     2. The amendment to the Company's 1999 Stock Option and Grant Plan (the "1999 Plan"), to increase the number of shares of the Company's common stock available for issuance under the 1999 Plan;

     3. The approval of the Company's Brightware Acquisition Stock Option Plan; and

     4. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on February 20, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company's common stock of record at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          PAUL K. MCDERMOTT
                                          Secretary

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                 FIREPOND, INC.
                               890 WINTER STREET
                               WALTHAM, MA 02451
                                 (781) 487-8400

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD ON THURSDAY, MARCH 22, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Firepond, Inc. ("Firepond" or the "Company") for use at the Annual Meeting of Stockholders of Firepond to be held on Thursday, March 22, 2001, at 10:00 a.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109, and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of Firepond will be asked to consider and vote upon the following matters:

     1. The election of two Class I Directors of the Company to serve for the ensuing three-year period, with such term to continue until the annual meeting of stockholders to be held in the year 2004 (the "2004 Annual Meeting") and until such Directors' successors are duly elected and qualified or until their earlier death or resignation;

     2. The amendment to the Company's 1999 Stock Option and Grant Plan, to increase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), available for issuance under the Plan (the "Plan Amendment");

     3. The approval of the adoption of the Company's Brightware Acquisition Stock Option Plan (the "Acquisition Plan"); and

     4. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about Friday, March 2, 2001 in connection with the notice of, and solicitation of proxies for, the Annual Meeting. The Board of Directors has fixed the close of business on February 20, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of record of the Company's Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 35,981,445 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each holder of shares of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to the matters submitted at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, (i) the affirmative vote of a plurality of the votes cast is necessary for the election of the Class I Directors, (ii) the affirmative vote of a majority of the votes cast is necessary for the adoption of the Plan Amendment and (iii) the affirmative vote of a majority of the votes cast is necessary for the adoption of the Acquisition Plan.

     Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which no instructions have been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. The Company's By-laws (the "By-laws") provide that any election by stockholders shall be determined by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote thereon. With respect to the election of Class I Directors, votes may be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. There will not be any broker non-votes with respect to the election of the Class I Directors because brokers and other nominees have discretion to vote on the matter. In addition, the By-laws provide that the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting is sufficient to approve each proposal, other than the election of directors. With respect to the Plan Amendment and approval of the Acquisition Plan, votes may be cast for or against the proposal, or the voting stockholder may choose to abstain. For purposes of determining whether the Plan Amendment or the Acquisition Plan have passed, abstentions will be treated as votes cast against the Plan Amendment and approval of the Acquisition Plan, but broker non-votes will have no impact on the outcome of the Plan Amendment or approval of the Acquisition Plan.

     STOCKHOLDERS OF FIREPOND ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT STATED THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, "FOR" APPROVAL OF THE ADOPTION OF THE PLAN AMENDMENT AND "FOR" APPROVAL OF THE ADOPTION OF THE ACQUISITION PLAN. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF NOMINEES FOR DIRECTOR AND THE APPROVAL OF THE ADOPTION OF THE PLAN AMENDMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     Any properly completed proxy may be revoked by the stockholder of record represented by such proxy at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of Firepond, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

     The Annual Report of the Company, including financial statements for the fiscal year ended October 31, 2000 ("Fiscal Year 2000"), was filed with the Securities and Exchange Commission on January 29, 2001. A copy of the Annual Report is being mailed to stockholders of Firepond concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation materials.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Board of Directors of the Company (the "Board of Directors") is divided into three classes and is comprised of two Directors in each of Class I, Class II and Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

     At the Annual Meeting, two Class I Directors will be elected to serve until the 2004 Annual Meeting and until such Directors' successors are duly elected and qualified or until their earlier death or resignation. The Board of Directors has nominated J. Michael Cline and Gerhard Schulmeyer (the "Nominees") for re-election as Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of the Nominees as Directors. The Nominees have agreed to stand for election and to serve, if elected, as Directors. However, if the Nominees fail to stand for election or are unable to accept election, proxies will be voted for the election of such other persons as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the shares present in person or represented by proxy is necessary to elect the Nominees as Directors of the Company.

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD AS DIRECTORS OF THE COMPANY.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

  Meetings and Committees of the Board of Directors

     The Board of Directors held four (4) meetings during Fiscal Year 2000. During Fiscal Year 2000, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member held during his term of office. The Board of Directors has established an Audit Committee and a Compensation Committee.

     The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Audit Committee consists of Paul Butare, J. Michael Cline and Gerhard Schulmeyer, none of whom are an officer of the Company, and held three (3) meetings during Fiscal Year 2000. The responsibilities of the Audit Committee are set forth in a written charter, a copy of which is attached as Exhibit A to this Proxy Statement.

     The Compensation Committee reviews and recommends the compensation arrangements for all Directors and officers, approves such arrangements for other senior level employees and administers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company. The Compensation Committee also administers the Company's 1999 Stock Option and Grant Plan, 1999 Director Plan and 1997 Stock Option Plan (together, the "Stock Plans"), construes and interprets the Stock Plans, establishes, amends and revokes rules and regulations for the administration of all such plans, determines the options or stock to be issued to eligible persons under the Stock Plans, and prescribes the terms and conditions of such options or stock. The Compensation Committee consists of Paul R. Butare and J. Michael Cline, and held one (1) meeting during Fiscal Year 2000.

  Information Regarding Directors

     Set forth below is certain information regarding the Directors of the Company as of February 20, 2001, including the Class I Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                                                                        DIRECTOR
NAME                                                          AGE        SINCE
----                                                          ---    --------------
CLASS I -- TERM EXPIRES 2001
J. Michael Cline*...........................................  41     May, 1997
Gerhard Schulmeyer*.........................................  62     November, 1999

CLASS II -- TERM EXPIRES 2002
William O. Grabe............................................  62     May, 1997
Vernon Lawrence Weber.......................................  46     January, 2000

CLASS III -- TERM EXPIRES 2003
Klaus P. Besier.............................................  49     June, 1997
Paul R. Butare..............................................  49     July, 1999

---------------
* Nominee for re-election

     The principal occupation and business experience for at least the last five years of each Director of the Company is set forth below.

     Klaus P. Besier has served as the Company's Chief Executive Officer and a Director since June 1997 and as Chairman since October 1999. From February 1996 to May 1997, Mr. Besier was Chairman, President and Chief Executive Officer of Primix Solutions, Inc., an internet-enabled software company. From 1994 to 1996, Mr. Besier was the Chief Executive Officer of SAP America, Inc., a subsidiary of SAP AG, a leading provider of business application software. From 1992 to 1993, he was President of SAP America. From 1991 to 1992, Mr. Besier was Vice President of Sales of SAP America. From 1977 to 1990, Mr. Besier held various senior management positions including General Manager and Corporate Vice President with various affiliates of Hoechst Celanese, a specialty chemicals company. Mr. Besier is also a director of EXE Technologies and Intelligroup.

     Paul R. Butare has been a Director of the Company since July 1999. Mr. Butare is currently a private investor. From December 1998 to January 2001, Mr. Butare was the Chairman and Chief Executive Officer of Essentus International Inc., a leader in global supply chain enterprise solutions. Before joining Essentus, Mr. Butare served as Executive Vice President for Policy Management Systems Corporation, a developer of insurance industry software, which he joined in 1984, and President of CYBERTEK, a life insurance financial systems and services company of Policy Management Systems.

     William O. Grabe has been a Director of the Company since May 1997. Mr. Grabe is a managing member of General Atlantic Partners, LLC, a private equity firm focusing exclusively on Internet and information technology investments on a global basis, and has been with General Atlantic since April 1992. Prior to his affiliation with General Atlantic, Mr. Grabe retired from the IBM Corporation as an IBM Vice President and Corporate Officer. Mr. Grabe is also a director of Compuware Corporation, Gartner Group Inc., Exact Holdings N.V., TDS AG and several other private information technology companies.

     J. Michael Cline has been a Director of the Company since May 1997. Since December 1999, Mr. Cline has been the Managing Partner of Accretive Technology Partners. From 1989 to December 1999, Mr. Cline was a managing member of General Atlantic Partners. Before joining General Atlantic, Mr. Cline helped found AMC, a software company subsequently sold to Legent Corporation. Before founding AMC, Mr. Cline was an associate at McKinsey and Company. Mr. Cline is a director of Brio Technology, EXE Technologies and Manugistics as well as several other private information technology companies.

     Gerhard Schulmeyer has been a Director of the Company since November 1999. Mr. Schulmeyer is President and Chief Executive Officer of Siemens Corporation in the United States of America, having been President and Chief Executive Officer of Siemens Nixdorf and Chairman of its Managing Board since 1994.

Before joining Siemens Nixdorf, Mr. Schulmeyer was Executive Vice President and a member of the executive committee of Asea Brown Boveri Ltd. as well as President and Chief Executive Officer of ABB Inc., From 1980 to 1989, he held various senior positions with Motorola Inc., culminating with that of Executive Vice President, Deputy to the Chief Executive Officer, responsible for European business. He is a member of the boards of Korn Ferry International, Ingram Micro, Inc., Alcan, Inc., Zurich Financial Services, Arthur D. Little, Inc. the supervisory board of Theyssen-Burnemisza Holding N.V. and the international advisory board of Banco Santander Cental Hispano.

     Vernon Lawrence Weber has been a Director of the Company since January 2000. Mr. Weber is the Chairman and Chief Executive Officer of Allied Communication Group, a leading public relations firm. Mr. Weber founded The Weber Group in 1987. He has served in his current position with Weber Public Relations Worldwide since the Interpublic Group of Companies purchased The Weber Group in 1996. Mr. Weber is a director of Technology Review, MIT's magazine of innovation. He is also a director of several other private technology companies.

  Information Regarding Executive Officers and Key Employees

     Set forth below is certain information regarding each of the executive officers and key employees of the Company as of February 20, 2001.

NAME                        AGE   POSITION
----                        ---   --------
Klaus P. Besier...........  49    Chairman and Chief Executive Officer
Paul K. McDermott.........  39    Chief Financial Officer and Vice President of
                                  Finance and Administration
Randall Harvey............  47    Executive Vice President of Product Development
Vince Beacom..............  41    Senior Vice President of North American Sales
David J. Chisnall.........  45    Senior Vice President/General Manager of Europe
Clive Smith...............  47    Senior Vice President/General Manager of Asia
                                  Pacific
Joel B. Radford...........  36    Vice President of Mergers and Acquisitions and
                                  Strategy
Mark A. Wall..............  35    Vice President of Professional Services
Michael J. Dudich.........  43    Vice President of Human Resources

     The principal occupation and business experience for the last five years of the Company's executive officers, other than such officers who also serve as Directors, is set forth below.

     Paul K. McDermott has served as the Company's Chief Financial Officer since January 1999. Before joining the Company, from 1995 to 1999, Mr. McDermott was Chief Financial Officer, Treasurer, and Secretary of ServiceWare, Inc., an Internet software company specializing in knowledge management. From 1990 to 1995, he held various positions in finance, including controller, with Legent Corporation, a supplier of software and services for distributed enterprise computing.

     Randall Harvey has served as the Company's Senior Vice President of Development since August 2000. Before joining the Company, from March 2000 to August 2000, Mr. Harvey was Senior Vice President of Engineering for OnDisplay, an internet software company. From March 1999 to March 2000, Mr. Harvey was Senior Vice President for Worldwide Product Development at Sterling Commerce, a provider of e-marketplace, eBusiness integration and eBusiness consulting solutions. From July 1993 to March 1999 Mr. Harvey was Vice President of Worldwide Product Development at Sterling Commerce & Sterling Software. Prior to this, from April 1992 to July 1993, Mr. Harvey was Director of Product Development for Sterling Software. From June 1984 to March 1992, Mr. Harvey occupied various roles with MCI and CSX Transportation responsible for delivering large scale information systems for supply chain management, financial reporting, and transportation logistics.

     Vince Beacom has served as the Company's Senior Vice President of North American Sales since October 2000 and served as the Company's Vice President of Manufacturing & Transportation since September 1999. Before joining the Company, from January 1998 to September 1999, Mr. Beacom was Strategic Business Unit Director for SAP America, responsible for the Engineering & Construction Business. From January 1996 to January 1998, Mr. Beacom was General Manager Sales, Central Region for System and Computer Technology, a leading software provider for the ERP process manufacturing marketplace. From September 1990 to January 1996, Mr. Beacom occupied various roles with Andersen Consulting culminating in District Manager responsible for sales and delivery of Andersen Software Products.

     David J. Chisnall has served as the Company's Senior Vice President of Europe since February 2001 and served as the Company's Managing Director for Northern Europe since September 1998. Before joining the Company, from January 1998 to September 1998, Mr. Chisnall was UK Sales Director for IndustriMatematik, a Swedish Software company specializing in Supply Chain Execution software. From January 1991 to December 1998, Mr. Chisnall occupied various sales roles with SSA culminating in the position of Sales Director for SSA Nordic region. SSA was a leading software vendor supplying global ERP solutions to the marketplace.

     Clive Smith has served as the Company's Senior Vice President/General Manager of Asia Pacific since November 2000. Before joining the Company, from 1997 to November 2000, Mr. Smith was Regional Director, Asia Pacific Sales for Siebel Systems Singapore PTE Ltd. From 1991 to 1997 he held various positions in sales with Sybase, including Sales Director and Sales Manager UK.

     Joel B. Radford has served as the Vice President of Strategic Planning, Mergers & Acquisitions since September 2000. From September 1998 to September 2000 Mr. Radford was Director and then Vice President of Business Development for the Company. From 1994 to 1998 Mr. Radford held various positions with Ernst & Young Consulting, including Senior Manager in the Ernst & Young Electronic Commerce practice area. From 1988 to 1994, he held various positions with Johnson & Johnson including engineering, operations management, and product management.

     Mark Wall has served as the Company's Vice President of Professional Services since 1998. Mr. Wall was Vice President of Professional Services for Europe and Asia prior to assuming global responsibilities. From 1993 to 1998, Mr. Wall held various positions within Firepond from Project Management to Account Management with a strong international focus spanning Europe and Asia.

     Michael J. Dudich has served as the Company's Vice President of Human Resources since September 2000. Before Joining the Company, from November 1999 to August 2000, Mr. Dudich was chief human resources officer for Modus Media International, a leading supply chain management services provider. From September 1998 to October 1999, Mr. Dudich was the global HR leader for Cookson Electronics, a provider of electronics assembly materials and equipment. From June 1986 to September 1998, Mr. Dudich served in various human resource capacities for divisions of General Electronic Company.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

     We do not currently compensate our Directors. The Company has recently instituted a policy to pay directors $2,500 for each meeting of the Board of Directors a director attends, and $500 for each committee meeting a director attends. In addition, directors are reimbursed for their reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors or its committees. Our Directors are eligible to participate in our 1999 Stock Option and Grant Plan and our 1997 Stock Option Plan. In addition, pursuant to the terms of the 1999 Director Plan, each non-employee Director who was a member of the Board of Directors on September 9, 1999 was automatically granted an option to purchase 50,000 shares of Common Stock on that date and every Director who joined the Board after September 9, 1999, or will become a Director in the future, was or will be granted an option to purchase 50,000 shares of Common Stock on the date first elected to the Board of Directors. In addition, on the date of each annual meeting of the stockholders of the Company, each eligible Director will automatically be granted an additional option to purchase 12,500 shares of Common Stock, if after such annual meeting of the stockholders the Director will continue to be an eligible Director. Options granted under the 1999 Director Plan vest, subject to the grantee's continued service as a Director of the Company or its subsidiaries, at the rate of 25% per year over a period of 4 years. Unexercisable options terminate when the Director ceases to be a Director for any reason other than death or permanent disability and exercisable options may be exercised at any time during a ten-year term. In the event of a change in control of the Company in which the Director is not retained as a director of the surviving corporation, options granted to that Director under the 1999 Director Plan will become 100% vested and exercisable in full. All options granted under the Director Plan shall have an exercise price equal to 100% of the fair market value of the Common Stock (generally determined as the closing sales price on the Nasdaq National Market) on the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

     The following sections of this Proxy Statement set forth and describe the compensation paid or awarded to the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers of the Company as of October 31, 2000, and one other most highly compensated person who served as an executive officer in 2000, each of whom earned in excess of $100,000 during Fiscal Year 2000. These executives are referred to as the "Named Executive Officers" elsewhere in this Proxy Statement.

     Summary Compensation. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the other Named Executive Officers during each of fiscal years ended October 31, 2000 and October 31, 1999.

                                                    ANNUAL
                                                 COMPENSATION           LONG TERM COMPENSATION AWARDS
                                             --------------------   -------------------------------------
                                                                                            SECURITIES
                                                                     RESTRICTED STOCK       UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)        AWARDS(#)          OPTIONS (#)     COMPENSATION ($)
------------------------------------  ----   ---------   --------   -------------------   ---------------   ----------------
Klaus P. Besier.....................  2000   $200,000    $100,000           --               1,500,000       $          --
    Chairman and Chief Executive      1999    200,000         --            --                      --                  --
    Officer
Graham S. Williams(1)...............  2000    188,432     70,000            --                 556,400              17,394(3)
    President                         1999    213,850      8,910            --                 100,000              19,740(3)
Edwin B. Lange (2)..................  2000    200,000     47,873            --                      --                  --
    Senior Vice President of          1999     16,667         --            --                 400,000                  --
    North American Sales
Paul K. McDermott...................  2000    160,000     55,000            --                      --                  --
    Chief Financial Officer and       1999    132,060     25,000            --                 340,001              36,674(4)
    Vice President of Finance and
    Administration

                                                    ANNUAL
                                                 COMPENSATION           LONG TERM COMPENSATION AWARDS
                                             --------------------   -------------------------------------
                                                                                            SECURITIES
                                                                     RESTRICTED STOCK       UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)        AWARDS(#)          OPTIONS (#)     COMPENSATION ($)
------------------------------------  ----   ---------   --------   -------------------   ---------------   ----------------
Joel B. Radford.....................  2000    140,000     57,500            --                  66,400             123,743(4)
    Vice President of Mergers         1999    120,000     22,500            --                  13,334                  --
    and Acquisitions

---------------
(1) On January 19, 2001 Mr. Williams notified the Company of his election to terminate his employment with the Company. Mr. Williams' termination of employment will be effective on July 18, 2001.

(2) Mr. Lange joined the Company in September 1999 and resigned from the Company in October 2000.

(3) Represents car allowance.

(4) Represents amounts paid to the executive as reimbursement for relocation expenses.

  Option Grants

     The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Named Executive Officers who received options during Fiscal Year 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                        POTENTIAL REALIZABLE
                                                                                                              VALUE AT
                                                                                                        ASSUMED ANNUAL RATES
                                                                                                                 OF
                                           NUMBER OF      % OF THE                                          STOCK PRICE
                                          SECURITIES    TOTAL OPTIONS                                       APPRECIATION
                                          UNDERLYING     GRANTED TO                                     FOR OPTION TERM (1)
                                            OPTIONS     EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   ------------------------
NAME                                        GRANTED      FISCAL YEAR        ($/SH)          DATE        5% ($)       10% ($)
----                                      -----------   -------------   --------------   ----------   ----------   -----------
Klaus P. Besier.........................  1,500,000(2)      30.9%           $ 9.90        11/08/09    $9,339,085   $23,667,076
Graham S. Williams......................      6,400(3)       0.1%            11.00        01/31/10        44,274       112,199
                                            100,000(4)       2.1%            21.38        06/09/10     1,344,577     3,407,421
                                            100,000(3)       2.1%            16.06        08/15/10     1,010,005     2,559,550
                                            100,000(5)       2.1%             8.13        10/17/10       511,291     1,295,713
                                            250,000(6)       5.2%             8.13        10/17/10     1,278,228     3,239,282
Edwin B. Lange..........................           --         --                --              --            --            --
Paul K. McDermott.......................           --         --                --              --            --            --
Joel B. Radford.........................     10,000(4)       0.2%             9.90        11/01/09        62,261       157,781
                                              6,400(3)       0.1%            11.00        01/31/10        44,274       112,199
                                             50,000(4)       1.0%            15.88        04/17/10       499,342     1,265,432

---------------
(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% for the exercise price of such options over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

(2) The underlying shares vest monthly in equal installments over a four-year period.

(3) 100% of the underlying shares vest on the fourth anniversary of the date of grant.

(4) 25% of the underlying shares vest on each anniversary of the date of grant.

(5) 100% of the underlying shares vest on the date of grant.

(6) The underlying shares vest quarterly in equal installments over a four-year period.

     Option Exercises and Option Values. The following table sets forth information concerning the number of underlying shares and value of unexercised options to purchase Common Stock held by the Named Executive Officers as of October 31, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES           VALUE OF UNEXERCISED IN-THE
                                                             UNDERLYING UNEXERCISED               MONEY OPTIONS AT
                            SHARES                         OPTIONS AT OCTOBER 31, 2000          OCTOBER 31, 2000 (1)
                         ACQUIRED ON    VALUE REALIZED   -------------------------------   -------------------------------
                         EXERCISE (#)        ($)          EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                         ------------   --------------   -------------   ---------------   -------------   ---------------
Klaus P. Besier            500,000        $5,027,500       1,312,714        1,612,288       $3,924,329       $1,846,930
Graham S. Williams              --                --         233,333          639,734          527,249          704,253
Edwin B. Lange                  --                --         175,000          225,000          619,500          796,500
Paul K. McDermott            3,000            21,165          81,999          255,002          285,773          893,780
Joel B. Radford              6,333            66,368           3,667           83,068           14,682           62,405

---------------
(1) Based on the last reported sale price on the Nasdaq National Market on October 31, 2000 less the option exercise price.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     Mr. Besier's employment agreement, dated April 2, 1998, provides for an initial annual salary of $200,000 and an annual bonus of up to $150,000 based on Firepond's achievement, during the applicable fiscal year, of performance goals agreed upon by Mr. Besier and our Board of Directors before the beginning of each fiscal year. The agreement also provides that he will be eligible to earn an additional bonus of up to $100,000 if Firepond achieves or surpasses performance targets in excess of the performance goals. In July 1997, Mr. Besier received stock options to purchase 1,417,960 shares of our Common Stock at an exercise price of approximately $3.95 per share under the 1997 Stock Option Plan. These options vest monthly commencing on August 7, 1997 and shall be fully vested on July 7, 2001. Upon the occurrence of specified liquidity events, such as a merger or acquisition of Firepond, 80% of the then-unvested options will become vested at the time of the event, increasing to 100% if there is reduction in the scope of Mr. Besier's employment responsibilities in connection with the liquidity event. Mr. Besier was also granted registration rights for all shares of the Company's Common Stock which he acquires.

     In the event of Mr. Besier's death during the term of his employment, his legal representative will receive Mr. Besier's annual salary for 12 months, an amount equal to his most recent annual bonus, payable in quarterly installments, and 75% of Mr. Besier's options to purchase shares of the Company's Common Stock shall become fully vested and exercisable, with the remaining 25% terminating. If Mr. Besier is terminated without cause, or he voluntarily resigns for good reason, he shall receive severance payments equal to his annual salary payable in equal monthly installments for a period of 12 months and the term of his vested options shall be extended until the earlier of three months following the termination, the effectiveness of specified liquidity events, or nine months after an initial public offering.

     Mr. Williams' offer letter, dated May 11, 1998, provides for an initial annual salary of $213,850 commencing on June 1, 1998 and an annual bonus of up to 50% of his annual salary based on our performance and individual performance objectives. In addition, both the Company and Mr. Williams are required to provide the other with six months notice prior to termination of Mr. Williams' employment with the Company. Mr. Williams received stock options to purchase 216,667 shares of our common stock at an exercise price of approximately $3.95 per share under the 1997 stock option plan. These options vest annually over four years commencing on June 1, 1998. Upon the occurrence of a change of control event, 50% of the then unvested options will become immediately vested and exercisable.

     Mr. McDermott's offer letter, dated December 11, 1998, provides for an initial salary of $160,000 commencing on January 4, 1999, an initial bonus of $25,000 and an annual bonus of up to $50,000 based on the Company's performance and individual performance objectives. In January, 1999, Mr. McDermott received stock options to purchase 283,334 shares of the Company's Common Stock at an exercise price of approximately $3.95 per share under the 1997 Stock Option Plan. These options vest annually over four years commencing on January 4, 1999. In addition, Mr. McDermott was granted an additional stock option to purchase 56,667 shares of the Company's Common Stock on similar terms in connection with the Company's initial public offering. In the event Mr. McDermott is terminated without cause, he shall receive severance payments equal to one-half his annual salary, payable in twelve bimonthly installments. Upon the occurrence of a change of control event, if Mr. McDermott is not retained as an employee of the surviving company, with responsibilities similar to his responsibilities with Firepond, 80% of his then unvested options will become immediately vested and exercisable.

     Mr. Radford's relocation agreement, dated April 17, 2000, and his offer letter, dated November 21, 2000, together set forth the material terms of Mr. Radford's employment with the Company. The agreements provide for an initial annual salary of $180,000 and an annual bonus of up to 40% of Mr. Radford's annual salary, based upon the Company's performance and individual performance objectives. In accordance with the terms of the agreements, Mr. Radford was granted stock options to purchase 50,000 shares of Common Stock on April 17, 2000 and stock options to purchase 50,000 shares of Common Stock on November 1, 2000. These options vest annually over four years, commencing on the date of grant. Upon the occurrence of a change of control event, if Mr. Radford is not retained as an employee of the surviving company, with responsibilities similar to his responsibilities with Firepond, a portion of his then unvested stock options will become immediately vested and exercisable. In addition, in the event Mr. Radford is terminated without cause, he shall receive severance payments equal to one-half his annual salary payable in twelve bimonthly installments.

     Under the Company's standard employee agreement, each of the executives is subject to provisions concerning the ownership, use and disclosure of the Company's confidential information and intellectual property, and a one-year restriction on competition with the Company following termination of employment for any reason.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors currently consists of Paul R. Butare and J. Michael Cline. Mr. Butare and Mr. Cline are both non-employee directors.

     The Compensation Committee ("Committee") is responsible for setting and administering the policies which determines the compensation of the Chief Executive Officer and other executive officers of the Company and administering the stock option grants under our 1997 and 1999 Option Plans.

COMPENSATION PHILOSOPHY

     The goal of the Committee is to correlate executive compensation with our business objectives and performance. The Company's executive compensation policies are intended to attract, retain and reward executive officers who contribute to the achievement of our business objectives and performance. During 2000, the Company used base salary, cash bonus incentives and stock option incentives to achieve these objectives. When evaluating the executives of the Company the Committee considers the level of compensation paid to executive officers in similar positions of other comparable software companies.

     The Committee annually assesses the performance and sets the salary of the Chief Executive Officer, Klaus P. Besier and Mr. Besier annually assesses the performance of all other executive officers and recommends various adjustments to compensation which are reviewed and approved by the Committee.

     The Company's performance is evaluated by factors such as business and economic conditions, competitor performance, and the Company's results as compared to the annual operating plan.

     The components of executive compensation are as follows.

  Base Salary

     Base salaries are established for each executive officer at levels that are intended to be competitive with salaries for comparable positions at other similar sized software companies. The Company seeks to pay salaries to executive officers that are commensurate with their qualifications, duties and responsibilities and that are competitive in the marketplace.

  Cash Bonus Incentive

     The 2000 cash bonus incentive for executive officers was based on the corporate performance consistent with the Company's operating plan, as well as achievements specific to such executive's individual area of management responsibility. The Company believes that this structure aligns the incentives paid to its executives with the results necessary to create shareholder value.

  Stock Option Incentives

     The Committee also believes that stock ownership by management is beneficial in aligning management and shareholder interests. In connection therewith, stock options also are used to motivate executives towards achieving the Company's annual operating plan. Stock options generally are granted at the then prevailing market value and have value only if the Company's stock price increases. As part of its periodic review of compensation, the Compensation Committee reviews the stock option holdings of Mr. Besier and recommends additional stock option grants as appropriate. The Committee determines the size and frequency of option grants for other executive officers, after consideration of recommendations from Mr. Besier based upon the position and responsibilities of each executive officer, previous and expected contributions of each officer and previous option grants.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER DURING FISCAL YEAR 2000

     During the fiscal year ended October 31, 2000 Klaus P. Besier served as Chairman and Chief Executive Officer throughout the year, and he continues to hold these offices.

     Mr. Besier's base salary, cash bonus incentives and stock option incentives were determined in accordance with the criteria described in the "Base Salary," "Cash Bonus Incentive" and "Stock Option Incentives" sections of this report. Mr. Besier's Base salary in 2000 was $200,000 and his cash bonus incentive was $100,000. In November 1999, Mr. Besier received a stock option grant of 1,500,000 shares. Mr. Besier's compensation as Chairman and Chief Executive Officer is based on compensation levels of chief executive officers of comparably sized companies. See "Summary Compensation Table."

     These amounts were estimated to provide an annual cash compensation level which would be competitive with compensation paid by comparable software companies.

CONCLUSION

     Through the incentive plans described above, a significant portion of the Company's executive compensation programs and Mr. Besier's compensation are contingent upon Company performance and realization of benefits closely linked to increases in long-term stockholder value. Based upon the prevailing economic environment the Committee may take such action as is required to continue to attract and retain highly talented executive staff.

                                            Compensation Committee

                                            Paul R. Butare
                                            J. Michael Cline

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since February 4, 2000, all executive officer compensation decisions have been made by the Compensation Committee or the full Board of Directors. The Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries and bonuses. No member of the Compensation Committee is an officer of the Company. The current members of the Compensation Committee are Paul R. Butare and J. Michael Cline. All Directors participated in deliberations of the Company's Board of Directors concerning executive compensation during Fiscal Year 2000.

                             AUDIT COMMITTEE REPORT

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Exhibit A), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2000 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

     We have discussed with Arthur Andersen, LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have received from Arthur Andersen, LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Arthur Andersen, LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. Arthur Andersen, LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2000 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                                            AUDIT COMMITTEE

                                            Paul R. Butare
                                            J. Michael Cline
                                            Gerhard Schulmeyer

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Nasdaq Stock Market Index and the Business Software and Services Index published by Media General Financial Services, Inc., for the period commencing February 3, 2000 and ending October 31, 2000. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index and the Business Software and Services Index published by Media General Financial Services, Inc. on February 3, 2000, the date of the Company's initial public offering, and the reinvestment of all dividends.

                        COMPARE CUMULATIVE TOTAL RETURN
                                AMONG FIREPOND,
          NASDAQ MARKET INDEX AND BUSINESS SOFTWARE AND SERVICES INDEX
[PERFORMANCE CHART]

                                                                              BUSINESS SOFTWARE AND
                                                     FIREPOND, INC.              SERVICES INDEX            NASDAQ MARKET INDEX
                                                     --------------           ---------------------        -------------------
2/03/2000                                                100.00                      100.00                      100.00
4/28/2000                                                 98.84                       90.86                       98.91
7/31/2000                                                130.23                       89.63                       96.53
10/31/2000                                                49.61                       83.72                       86.35

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following describes any transaction or series of transactions, or currently proposed transaction or series of transactions, between the Company and any related persons or entities since November 1, 1999.

INITIAL PUBLIC OFFERING

     In connection with the sale of our series F preferred stock, we agreed to use our reasonable best efforts to cause the underwriter of our initial public offering to offer to sell to the series F preferred stockholders 7.5% of the shares sold to the public in the offering. Entities associated with General Atlantic Partners, LLC, Technology Crossover Ventures and Lehman Brothers are the series F preferred stockholders.

LOANS FROM STOCKHOLDERS

     On November 12, 1999, the Company borrowed $6.0 million of subordinated indebtedness from an outside investor, and entities associated with General Atlantic Partners, LLC and Technology Crossover Ventures, existing stockholders of Firepond. The indebtedness bore interest at 12.0% and was repaid in February 2000 in connection with the Company's initial public offering. Firepond also issued to these lenders warrants to purchase an aggregate of 360,000 shares of Common Stock at an exercise price of $5.25 per share. In connection with the Company's initial public offering, the 30,000 warrants issued to the entities associated with General Atlantic Partners were amended to increase the exercise price to the public offering price.

PAYMENTS TO STOCKHOLDERS

     In connection with the sales of its preferred stock, the Company agreed to make payments to some of its stockholders upon consummation of the Company's initial public offering as follows:

     - an aggregate amount of $10,000,000 to holders of Common Stock outstanding on May 20, 1997, other than those shares held by entities associated with General Atlantic Partners;

     - an aggregate amount of $15,000,000 to holders of its Series A Preferred Stock;

     - an aggregate amount of $750,000 to holders of its Series C Preferred Stock; and

     - an aggregate of up to $20,000,000 to holders of its Series G Preferred Stock.

     These amounts were payable in cash, or, at the Company's option, a number of shares of Common Stock determined by dividing the amount payable by $12.00. The Company's Board of Directors elected to make these payments in 3,812,532 shares of Common Stock upon consummation of the Company's initial public offering.

LOANS TO EXECUTIVE OFFICERS

     On November 28, 2000, the Company's board of Directors approved a loan facility to Klaus Besier, the Company's Chairman and Chief Executive Officer, allowing borrowings up to $3,000,000 bearing interest at the applicable federal rate in effect during the term of the note. On January 9, 2001, the Company's Board of Directors approved an increase in the loan facility to $4,000,000. The outstanding principal together with unpaid interest is due and payable on the earlier of October 31, 2001, an event of default, or an event of maturity, as defined. The loans are secured by a pledge of 500,000 shares of Common Stock. Amounts totaling $3,575,489 have been advance to Mr. Besier under this facility.

     On April 26, 2000, the Company loaned $150,000 to Graham Williams, the Company's President, bearing interest at the rate of 9% per annum during the term of the note. The outstanding principal together with unpaid interest was due and payable on the earlier of September 30, 2000, an event of default, or an event of maturity, as defined. Since September 30, 2000, the Company extended the maturity date of the loan on a month-to-month basis. The promissory note is secured by a pledge of 8,137 shares of Common Stock.

     On October 4, 2000, the Company loaned $120,000 to Paul McDermott, the Company's Chief Financial Officer, bearing interest at the applicable federal rate in effect during the term of the note. The outstanding principal together with unpaid interest is due and payable on the earlier of September 30, 2001, an event of default, or an event of maturity, as defined. The promissory note is secured by a pledge of 5,000 shares of Common Stock.

OTHER ITEMS

     During Fiscal Year 2000, the Company contracted with Intelligroup to provide implementation services to various end clients, as a sub-contractor to Firepond. The Company paid Intelligroup $97,000 during the fiscal year. Services were priced at rates comparable to other similar sub-contracting arrangements in which the Company regularly participates. Klaus Besier, the Company's Chief Executive Officer, is a director of Intelligroup.

CONFLICTS OF INTEREST

     Conflicts of interest may arise in the course of business transactions between the Company, its officers, Directors and principal stockholders, and their affiliates. The Company believes that the transactions in which it was a party as described above were at terms no less favorable than the Company would have obtained from unaffiliated third parties. In connection with the Company's initial public offering, the Company adopted a policy that all future transactions between the Company and its officers, Directors or other affiliates (other than compensation and employment matters) be reviewed by the Board of Directors on an on-going basis and submitted to the Audit Committee or other comparable body for review where appropriate.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Stock as of February 20, 2001 by:

     *  all persons who own beneficially 5% or more of the Company's Common
      Stock;

     *  the Chief Executive Officer and each of the other Named Executive
      Officers;

     *  each of the Company's Directors; and

     *  all Directors and executive officers as a group.

     Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned, subject to the community property laws, where these rules, beneficial ownership includes any shares which the individual or entity has stole or shared voting or investment power and shares of Common Stock subject to options held that are currently exercisable or exercisable within sixty days of February 20, 2001. The applicable percentage of "beneficial ownership" is based upon 35,981,445 shares of Common Stock outstanding.

                                                               BENEFICIAL OWNERSHIP
                                                              -----------------------
NAME OF BENEFICIAL OWNER                                        SHARES     PERCENTAGE
------------------------                                      ----------   ----------
OFFICERS AND DIRECTORS:
Entities associated with General Atlantic Partners, LLC
  (1).......................................................  17,320,161      47.3%
Entities associated with Technology Crossover Ventures
  (2).......................................................   3,824,935      10.6
Klaus P. Besier (3).........................................   2,297,528       6.1
Graham S. Williams(4).......................................     275,920         *
Edwin B. Lange..............................................          --         *
Paul K. McDermott (5).......................................     160,833         *
Joel Radford (6)............................................      25,500         *
Paul R. Butare (7)..........................................      13,500         *
J. Michael Cline (8)........................................     238,100         *
William O. Grabe (9)........................................  17,332,661      47.3%

                                                               BENEFICIAL OWNERSHIP
                                                              -----------------------
NAME OF BENEFICIAL OWNER                                        SHARES     PERCENTAGE
------------------------                                      ----------   ----------
Gerhard Schulmeyer (10).....................................      12,500         *
Vernon Lawrence Weber (11)..................................      13,500         *
All executive officers and directors as a group (13 persons)
  (12)......................................................  20,515,707      52.5%

---------------
 (1) Consists of 2,614,398 shares held by GAP Coinvestment Partners, L.P., including 96,837 shares underlying warrants exercisable within sixty days of February 20, 2001, 124,575 shares held by GAP Coinvestment Partners II L.P., including 5,303 shares underlying warrants exercisable within sixty days of February 20, 2001, 11,157,797 shares held by General Atlantic Partners 40, L.P., including 537,957 shares underlying warrants exercisable within sixty days of February 20, 2001; 2,822,118 shares held by General Atlantic Partners, 46, L.P.; 576,576 shares held by General Atlantic Partners 52, L.P.; and 24,697 shares underlying warrants held by General Atlantic Partners 59, L.P. exercisable within sixty days of February 20, 2001, GAP Coinvestment Partners, L.P., GAP Coinvestment Partners II, L.P., General Atlantic Partners 40, L.P., General Atlantic Partners 46, L.P., General Atlantic Partners 52, L.P. and General Atlantic Partners 59, L.P. are part of an affiliated group of investment partnerships referred to, collectively, as entities associated with General Atlantic Partners, LLC. The address for each of these entities is 3 Pickwick Plaza, Greenwich, Connecticut 06830.

 (2) Consists of 27,758 shares held by TCV III (GP) including 218 shares underlying warrants exercisable within sixty days of February 20, 2001, 131,845 shares held by TCV III, L.P. including 1,035 shares underlying warrants exercisable within sixty days of February 20, 2001, 3,504,273 shares held by TCV III (Q), L.P. including 27,502 shares underlying warrants exercisable within sixty days of February 20, 2001 and 157,859 shares held by TCV III Strategic Partners, L.P. including 1,245 shares underlying warrants exercisable within sixty days of February 20, 2001, who are referred to collectively as the "TCV Funds" and 3,200 shares held by TCV Franchise Fund, L.P. Jay C. Hoag and Richard H. Kimball are the sole managing members of Technology Crossover Management III, L.L.C., "TCM III", the general partner of the TCV Funds. In addition, Messrs. Hoag and Kimball are the sole managing members of TCVF Management L.L.C., "TCVF," the general partner of the TCV Franchise Fund. Consequently, TCM III and Messrs. Hoag and Kimball may each be deemed to beneficially own all of the shares held by the TCV Funds and TCVF, and Messrs. Hoag and Kimball may each be deemed to beneficially own all of the shares held by the TCV Franchise Fund. TCM III, TCVF, and Messrs. Hoag and Kimball each disclaim beneficial ownership of such shares, except to the extent of their respective pecuniary interest in those shares. Based upon information provided by Technology Crossover Ventures and affiliated entities' Schedule 13G, filed with the SEC February 12, 2001. The address for each of these entities is 528 Ramona Street, Palo Alto, California 94301.

 (3) Includes 1,761,518 shares underlying options granted to Mr. Besier exercisable within sixty days of February 20, 2001.

 (4) Includes 267,783 shares underlying options granted to Mr. Williams exercisable within sixty days of February 20, 2001.

 (5) Includes 152,833 shares underlying options granted to Mr. McDermott exercisable within sixty days of February 20, 2001.

 (6) Includes 21,867 shares underlying options granted to Mr. Radford exercisable within sixty days of February 20, 2001.

 (7) Includes 12,500 shares underlying options granted to Mr. Butare exercisable within sixty days of February 20, 2001.

 (8) Consists of 1,000 shares held by Mr. Cline and 224,600 shares held by JMC Partnership, Ltd., of which Mr. Cline is a general partner, and includes 12,500 shares underlying options granted to Mr. Cline exercisable within sixty days of February 20, 2001.

 (9) Represents shares described in note (1) above, beneficially owned by entities associated with General Atlantic Partners, LLC. Mr. Grabe disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in GAP Coinvestment Partners, L.P. and GAP Coinvestment Partners II, L.P. and includes 12,500 shares underlying options granted to Mr. Grabe exercisable within sixty days of February 20, 2001.

(10) Includes 12,500 shares underlying options granted to Mr. Schulmeyer exercisable within sixty days of February 20, 2001.

(11) Includes 12,500 shares underlying options granted to Mr. Weber exercisable within sixty days of February 20, 2001.

(12) Includes 3,077,960 shares underlying options granted to the executive officers exercisable within sixty days of February 20, 2001.

                                 PROPOSAL NO. 2

            INCREASE OF THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
                   UNDER THE 1999 STOCK OPTION AND GRANT PLAN

     Firepond's 1999 Stock Option and Grant Plan was adopted by the Board of Directors in September 1999 and received stockholder approval in January 2000. The maximum number of shares of Common Stock currently available for issuance under the 1999 Stock Option and Grant Plan is 3,000,000. At a meeting of the Board on February 27, 2001, the Board unanimously voted to amend the 1999 Stock Option and Grant Plan, subject to approval by the stockholders of the Company at a duly called and held meeting of the stockholders, to increase the maximum number of shares available for issuance under the 1999 Stock Option and Grant Plan by 5,000,000 shares, to 8,000,000 shares.

     The Board believes that the Company's growth and long-term success depend in large part upon retaining and motivating key management personnel and that this can be achieved in part through the design and implementation of effective compensation policies and practices. The Board also believes that stock options and other share-based incentive awards can play an important role in the success of the Company by encouraging and enabling the officers and other employees of the Company, upon whose judgment, initiative and efforts the Company largely depends for sustained growth and profitability, to acquire a proprietary interest in the long-term performance of the Company. The Board anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of the participants in the 1999 Stock Option and Grant Plan with those of the Company, thereby stimulating their efforts to promote the Company's future success and strengthen their desire to remain with the Company. The Board believes that the proposed increases in the number of shares of Common Stock issuable under the 1999 Stock Option and Grant Plan will help the Company accomplish these goals and will keep the Company's share-based incentive compensation competitive with that of its competitors.

     At the Annual Meeting, the stockholders of the Company will be asked to approve the 1999 Stock Option and Grant Plan Amendment described above. Approval by the stockholders of the Company is required for the 1999 Stock Option and Grant Plan, as so amended, to qualify for favorable treatment under the Code. Under the Code, stockholder approval is necessary for stock options relating to the additional shares of Common Stock issuable under the 1999 Stock Option and Grant Plan to qualify as incentive stock options under Section 422 of the Code.

SUMMARY OF THE 1999 STOCK OPTION AND GRANT PLAN

     General. The 1999 Stock Option and Grant Plan permits the Company to grant incentive stock options, non-qualified stock options, and restricted and unrestricted stock. These grants may be made to our officers, employees, directors, consultants, advisors and key persons.

     Administration. The 1999 Stock Option and Grant Plan is administered by the Board of Directors or a committee designated by the Board of Directors. Subject to the provisions of the 1999 Stock Option and Grant Plan, the Board of Directors or the committee may select the individuals eligible to receive awards, determine the terms and conditions of the awards granted, accelerate the vesting schedule of any award and generally administer and interpret the plan.

     Terms of Options. The exercise price of options granted under the 1999 Stock Option and Grant Plan is determined by the Board of Directors or the committee. Under present law, however, incentive stock options may not be granted at an exercise price less than the fair market value of the Company's Common Stock on the date of grant, or less than 110% of the fair market value in the case of incentive stock options granted to persons holding more than 10% of the voting power of our stock. Non-qualified stock options may be granted at prices which are less than the fair market value of the underlying shares on the date granted.

     Options are typically subject to vesting schedules, terminate ten years from the date of grant and may be exercised for specific periods after the termination of the holder's employment or other service relationship with us. Upon the exercise of options, the option exercise price must be paid in full by one of the following means: cash; by certified or bank check; by another instrument acceptable to the Board of Directors or the committee; or in the sole discretion of the Board of Directors or the committee, by delivery of shares of Common Stock that have been owned by the holder free of restrictions for at least six months. The exercise price may also be delivered to us by a broker under irrevocable instructions to the broker selling the underlying shares from the holder.

     Terms of Restricted Stock. The purchase price, vesting dates and requirements of restricted stock awards are determined by the Board of Directors or the committee. The Board of Directors or the committee may place conditions on the restricted stock awards, such as continued employment or the achievement of performance goals or objectives in a grant document. If a restricted stock award recipient's employment or other relationship with us terminates or other events specified in the grant document occur, we have the right to repurchase some or all of the shares of stock subject to the award at the purchase price of the stock.

     Sale Event. In the event of any merger, reorganization or sale in which the outstanding awards issued under the 1999 Stock Option and Grant Plan are generally not assumed by the surviving entity; or equivalent substitute awards are not issued by the surviving entity, then all of the outstanding awards issued under the 1999 Stock Option and Grant Plan that are not then vested will become fully vested and exercisable upon the closing of the transaction. Upon a merger, reorganization or sale, all awards issued under the 1999 Stock Option and Grant Plan will terminate upon closing of the transaction. All participants under the 1999 Stock Option and Grant Plan will be permitted to exercise, for a period of 15 days before any termination of the 1999 Stock Option and Grant Plan, all awards held by them which are then exercisable or will become exercisable upon the closing of the transaction.

     Amendment and Termination of the Plan. The 1999 Stock Option and Grant Plan may be amended by the stockholders of the Company. The 1999 Stock Option and Grant Plan may also be amended by the Board or the Compensation Committee, provided that any amendment approved by the Board or the Compensation Committee which is within a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under
Section 423 of the Code or to comply with Rule 16b-3 under the Exchange Act shall also be approved by the stockholders of the Company in such a manner and to such a degree as so required.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of stock options under the 1999 Stock Option and Grant Plan:

     Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares before the expiration of the ISO holding period (a "disqualifying disposition"), the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disqualifying disposition, equal to the excess off the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disqualified disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value on the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

     Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

1999 STOCK OPTION AND GRANT PLAN BENEFITS

     The Compensation Committee has not granted any stock options covering the additional 5,000,000 shares of Common Stock issuable if the 1999 Stock Option and Grant Plan Amendment is approved by the stockholders. Accordingly, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the 1999 Stock Option and Grant Plan as amended by the 1999 Stock Option and Grant Plan Amendment are not determinable.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of the holders of a majority of the shares of Common Stock, present at the Annual Meeting or represented by proxy, is required to adopt the increase in the number of shares available for issuance under the 1999 Stock Option and Grant Plan, in the amount of 5,000,000, to a total of 8,000,000 shares.

     THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1999 STOCK OPTION AND GRANT PLAN.

                                 PROPOSAL NO. 3

       APPROVAL OF THE COMPANY'S BRIGHTWARE ACQUISITION STOCK OPTION PLAN

     Firepond's Brightware Acquisition Stock Option Plan, a copy of which is attached as Exhibit B to this Proxy Statement, was adopted by the Board of Directors on January 29, 2001 in connection with Firepond's acquisition of Brightware. The maximum number of shares of Common Stock reserved for issuance under the Brightware Acquisition Stock Option Plan is 1,000,000.

     The Board believes that the Company's growth and long-term success depend in part upon the successful integration of Brightware with Firepond which is dependent upon retaining and motivating the employees of Brightware and that this can be achieved in part through the design and implementation of effective compensation policies and practices. The Board also believes that stock options and other share-based incentive awards can play an important role in the success of the Company by encouraging and enabling the officers and other employees of Brightware, upon whose judgment, initiative and efforts the Company will depend, to acquire a proprietary interest in the long-term performance of the Company. The Board anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of the participants in the Brightware Acquisition Stock Option Plan with those of the Company, thereby stimulating their efforts to promote the Company's future success and strengthen their desire to remain with the Company. The Board believes that the adoption of the Brightware Acquisition Stock Option Plan will help the Company accomplish these goals and will keep the Company's share-based incentive compensation competitive with that of its competitors.

     At the Annual Meeting, the stockholders of the Company will be asked to approve the Brightware Acquisition Stock Option Plan described above. Approval by the stockholders of the Company is required for the Brightware Acquisition Stock Option Plan to qualify for favorable treatment under the Code. Under the Code, stockholder approval is necessary for stock options relating to the shares of Common Stock issuable under the Brightware Acquisition Stock Option Plan to qualify as incentive stock options under Section 422 of the Code. If the stockholders do not approve the Brightware Acquisition Stock Option Plan, the options granted, or to be granted thereunder will remain outstanding, although the options will not qualify as incentive stock options under Section 422 of the Code.

SUMMARY OF THE BRIGHTWARE ACQUISITION STOCK OPTION PLAN

     General. The Brightware Acquisition Stock Option Plan permits the Company to grant incentive stock options and non-qualified stock options. These grants may be made to employees of Brightware who continue to be employed by Brightware after completion of Firepond's acquisition of Brightware.

     Administration. The Brightware Acquisition Stock Option Plan is administered by the Board of Directors or a committee designated by the Board of Directors. Subject to the provisions of the Brightware Acquisition Stock Option Plan, the Board of Directors or the committee may select the individuals eligible to receive awards, determine the terms and conditions of the awards granted, accelerate the vesting schedule of any award and generally administer and interpret the plan.

     Terms of Options. The exercise price of options granted under the Brightware Acquisition Stock Option Plan is determined by the Board of Directors or the committee. Under present law, however, incentive stock options may not be granted at an exercise price less than the fair market value of the Company's Common Stock on the date of grant, or less than 110% of the fair market value in the case of incentive stock options granted to persons holding more than 10% of the voting power of our stock. Non-qualified stock options may be granted at prices which are less than the fair market value of the underlying shares on the date granted.

     Options are typically subject to vesting schedules, terminate ten years from the date of grant and may be exercised for specific periods after the termination of the holder's employment or other service relationship with us. Upon the exercise of options, the option exercise price must be paid in full by one of the following means: cash; by certified or bank check; by another instrument acceptable to the Board of Directors or the committee; or in the sole discretion of the Board of Directors or the committee, by delivery of shares of Common Stock that have been owned by the holder free of restrictions for at least six months. The exercise price may also be delivered to us by a broker under irrevocable instructions to the broker selling the underlying shares from the holder.

     Sale Event. In the event of any merger, reorganization or sale in which the outstanding awards issued under the Brightware Acquisition Stock Option Plan are generally not assumed by the surviving entity; or equivalent substitute awards are not issued by the surviving entity, then all of the outstanding awards issued under the Brightware Acquisition Stock Option Plan that are not then vested will become fully vested and exercisable upon the closing of the transaction. Upon a merger, reorganization or sale, all awards issued under the Brightware Acquisition Stock Option Plan will terminate upon closing of the transaction. All participants under the Brightware Acquisition Stock Option Plan will be permitted to exercise, for a period of 15 days before any termination of the Brightware Acquisition Stock Option Plan, all awards held by them which are then exercisable or will become exercisable upon the closing of the transaction.

     Amendment and Termination of the Plan. The Brightware Acquisition Stock Option Plan may be amended by the stockholders of the Company. The Brightware Acquisition Stock Option Plan may also be amended by the Board or the Compensation Committee, provided that any amendment approved by the Board or the Compensation Committee which is within a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Section 423 of the Code or to comply with Rule 16b-3 under the Exchange Act shall also be approved by the stockholders of the Company in such a manner and to such a degree as so required.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of stock options under the Brightware Acquisition Stock Option Plan:

     Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares before the expiration of the ISO holding period (a "disqualifying disposition"), the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disqualifying disposition, equal to the excess off the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disqualified disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value on the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

     Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

                               NEW PLAN BENEFITS

     The table below shows, as to the Named Executive Officers and the other individuals and groups indicated, the number of shares of Common Stock subject to option grants that the Compensation Committee has authorized as of February 27, 2001 under the Brightware Acquisition Stock Option Plan:

                                                         NUMBER OF SHARES
                                                        UNDERLYING OPTIONS
NAME AND POSITION                                            GRANTED          EXERCISE PRICE
-----------------                                       ------------------    --------------
Named Executive Officers..............................             --                 --
All current executive officers as a group.............             --                 --
All current independent directors as a group..........             --                 --
All employees, including current officers who are not
  executive officers, as a group......................        967,125            $  3.97

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of the holders of a majority of the shares of Common Stock, present at the Annual Meeting or represented by proxy, is required to approve the Brightware Acquisition Stock Option Plan.

     THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE BRIGHTWARE ACQUISITION STOCK OPTION PLAN.

                            EXPENSES OF SOLICITATION

     The Company will bear the cost of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of stockholders must be received by the Company on or before December 22, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 90 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 10th day after the date of public disclosure of the date of such meeting or (ii) the 90th day prior to the scheduled date of such meeting. Any such proposal should be mailed to: Secretary, Firepond, Inc., 890 Winter Street, Waltham, MA 02451.

                              INDEPENDENT AUDITORS

RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors has reappointed Arthur Anderson LLP as independent auditors to audit the financial statements of the Company for 2001. The firm of Arthur Anderson LLP has served as the Company's independent public auditors since May 1997. Representatives of Arthur Anderson LLP are expected to be present at the annual meeting, will be given the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

AUDIT FEES

     The Company estimates that the aggregate fees billed by its independent auditors for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended October 31, 2000, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended January 31, 2000, April 30, 2000 and July 31, 2000, equal approximately $170,000.

ALL OTHER FEES

     The Company estimates that the aggregate fees for all other services rendered by its independent auditors for the Company's most recent fiscal year equal approximately $86,000. These fees include work performed by the independent auditors with respect to tax compliance and advisory services, and financial accounting advisory services.

     The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.

                           HOUSEHOLDING OF MATERIALS

     Pursuant to a notice sent by the Company to all of its stockholders on February 28, 2001, the Company sent only one copy of this proxy statement and the Annual Report to those households in which multiple stockholders shared the same address unless the Company received instructions from a stockholder requesting that they receive separate copies of these materials. If you are a stockholder who shares the same address as other stockholders of the Company and would like to receive a separate copy of this proxy statement, the Annual Report or future proxy statements, information statements and annual reports, or, if you share the same address as multiple stockholders and you would like the Company to send only one copy of future proxy statements, information statements and annual reports, please contact: Secretary, Firepond, Inc., 890 Winter Street, Waltham, MA 02451.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Commission and Nasdaq. Section 16 Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that all Section 16(a) reports required to be filed for such persons had been filed, the Company believes that during Fiscal Year 2000 the Section 16 Persons complied with all
Section 16(a) filing requirements applicable to them except for the inadvertent late filing of a Form 3 and Form 5 by Graham Williams. As of the date of this Proxy Statement all such reports have been filed.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                LIST OF EXHIBITS

Exhibit A    Audit Committee Charter
Exhibit B    Brightware Acquisition Stock Option Plan

                                                                       EXHIBIT A

                   CHARTER AND POWERS OF THE AUDIT COMMITTEE

     RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors (the "Audit Committee") shall be:

          Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

          Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company;

          Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy;

     RESOLVED, that the Audit Committee shall have the following specific powers and duties;

          1. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants or the Chief Financial Officer;

          2. Creating an agenda for the ensuing year;

          3. Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

          4. Conferring with the independent accountants and the internal auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accounts' annual engagement letter; reviewing and approving the Company's internal audit charter, annual audit plans and budgets; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

          5. Reviewing with management, the independent accounts and internal auditors significant risks and exposures, audit activities and significant audit findings;

          6. Reviewing the range and cost of audit and non-audit services performed by the independent accounts;

          7. Reviewing the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

          8. Reviewing the adequacy of the Company's systems of internal control;

          9. Obtaining from the independent accountants and internal auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

          10. Providing an independent, direct communication between the Board of Directors, internal auditors and independent accounts;

          11. Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment;

          12. Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

          13. Reviewing the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions;

          14. Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

          15. Maintaining minutes or other records of meetings and activities of the Audit Committee;

          16. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

          17. Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation;

          18. Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

                                                                       EXHIBIT B

                                 FIREPOND, INC.

                    BRIGHTWARE ACQUISITION STOCK OPTION PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the Brightware Acquisition Stock Option Plan (the "Plan"). The purpose of the Plan is to encourage and enable the employees of Brightware, Inc. ("Brightware") upon whose judgment, initiative and efforts Firepond, Inc., a Delaware corporation (the "Company") will depend to acquire a proprietary interest in the Company after the consummation of the acquisition of Brightware by Butane Acquisition Corp., a wholly-owned subsidiary of the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

          "Act" means the Securities Exchange Act of 1934, as amended.

          "Board" means the Board of Directors of the Company, or its successor entity.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

          "Covered Employees" has the meaning specified in Code Section 162(m).

          "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, then clause (i) shall not apply and the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; or (iii) if the Stock is not publicly traded on a securities exchange or traded in the over-the-counter market or, if traded or quoted, there are no transactions or quotations within the last ten trading days or trading has been halted for extraordinary reasons, the Fair Market Value on any given date shall be determined in good faith by the Board without regard to any restriction other than a restriction which, by its terms will never lapse.

          "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

          "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          "Option" or "Stock Option" means any right to purchase shares of Stock granted pursuant to Section 5.

          "Service Relationship" means the optionee's employment or service with the Company or any Subsidiary, whether or the capacity of an employee, director or consultant. Subject to Section 7 below, the Company in its discretion, shall determine whether the optionee's Service Relationship has terminated and the effective date of such termination.

          "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

          "Subsidiary" means any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION OF PLAN; COMMITTEE

     (a) Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee or committees of the Board, comprised, except as contemplated by Section 2(c), of not less than two directors; provided, however, that if each member of the committee is not a "Non-Employee Director" within the meaning of Rule 16b-3(a)(3) of the Act, then any Options granted to individuals subject to the reporting requirements of
Section 16 of the Act shall be approved by the Board. Notwithstanding the foregoing, after the end of the reliance period as defined in Treasury Regulation 1.162-27(f) following the Company's initial offering of its Stock to the public, Options granted to Covered Employees which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m) of the Code shall be approved by a committee composed solely of two or more "Outside Directors" (as defined in Section 162(m) of the Code). All references herein to the Board shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board or a committee or committees of the Board, as applicable).

     (b) Powers of Board. The Board shall have the power and authority to grant Options consistent with the terms of the Plan, including the power and authority:

          (1) to select the employees of Brightware to whom Options may be granted in connection with the Company's acquisition of Brightware;

          (2) to determine the number of shares of Stock to be covered by any Option;

          (3) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and participants, and to approve the form of written instruments evidencing the Options;

          (4) to accelerate at any time the exercisability or vesting of all or any portion of any Option;

          (5) to impose any limitations on Options granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

          (6) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options and Non-Qualified Stock Options, or any combination of the foregoing, granted to any one or more participants;

          (7) subject to the provisions of Section 5(a)(2), to extend at any time the period in which Options may be exercised; and

          (8) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable, to interpret the terms and provisions of the Plan and any Option (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Board shall be binding on all persons, including the Company and Plan participants.

     (c) Delegation of Authority to Grant Options. The Board, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Board's authority and duties with respect to Options, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or Covered Employees. Any such delegation by the Board shall include a limitation as to the amount of Options that may be granted during the period of delegation and shall contain guidelines as to the determination of the exercise price of any Option, and the vesting criteria. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,000,000 shares of Stock subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Options which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. From and after the date the Plan is subject to
Section 162(m) of the Code, Options with respect to no more than 500,000 (as adjusted pursuant to Section 3(b)) shares of Stock may be granted to any Covered Employee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities or if as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted or exchanged for a different number or kind of shares or other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Board shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of shares of Stock subject to Options that can be granted to any Covered Employee, (iii) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (iv) the exercise price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares of Stock subject to the applicable Option ) as to which such Stock Options remain exercisable; provided that such exercise price may not be less than the par value of the Stock. The adjustment by the Board shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Board in its discretion may make a cash payment in lieu of fractional shares or round any resulting fractional share down to the nearest whole number.

     The Board may also adjust the number of shares subject to outstanding Options and the exercise price and the terms of outstanding Options to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     (c) Mergers and Other Sale Events. In the case of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity,
(iii) a merger, reorganization or consolidation between the Company and another person or entity (other than a holding company or Subsidiary of the Company) as a result of which, the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction, in each case, regardless of the form thereof (in each case, a "Transaction"), unless provision is made in connection with the Transaction for the assumption of the Options heretofore granted, or the substitution of such Options with new Options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above, all unvested shares of Stock subject to outstanding Options, to the extent not then fully vested and/or exercisable, shall become fully vested and exercisable upon and subject to the consummation of the Transaction, except with respect to specific Options as the Board otherwise determines. Upon the effectiveness of the Transaction, the Plan and all Options granted hereunder shall, unless assumed or substituted for by the successor entity, terminate. In the event of such termination, each optionee shall be permitted to exercise for a period of at least 15 days prior to the anticipated effective date of such Transaction all outstanding Options held by such optionee which are then exercisable (after giving effect to the acceleration of vesting provided for in this Section 3(c)), provided, however that (i) the exercise of the portion of such Options that become vested and exercisable pursuant to the acceleration provision of this Section 3(c) shall be subject to and conditioned upon the effectiveness of the Transaction; and (ii) the optionee may, in his or her sole and absolute discretion, condition the exercise of any portion of such Option not described in (i) above upon the effectiveness of the Transaction.

SECTION 4.  ELIGIBILITY

     Participants in the Plan will be such employees of Brightware who are responsible for or contribute to the management, growth or profitability of Brightware and/or the Company, as are selected by the Board, in its sole discretion.

SECTION 5.  STOCK OPTIONS

     (a) Terms of Stock Options. Any Stock Option granted under the Plan shall be pursuant to a Stock Option Agreement which shall be in such form as the Board may from time to time approve and which shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. No Incentive Stock Option shall be granted under the Plan after the date which is ten (10) years from the date the Plan is approved by the Board.

          (1) Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Board at the time of grant but shall not be less than 100% of the Fair Market Value in the case of Incentive Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
     Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price per share set forth above if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under Section 424(a) of the Code.

          (2) Option Term. The term of each Stock Option shall be fixed by the Board, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of Stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Option shall be no more than five years from the grant date.

          (3) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Board and set forth in the Stock Option agreement evidencing such Option. The Board may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and not as to shares subject to unexercised Stock Options.

          (4) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

             (i) In cash by certified or bank check or other instrument acceptable to the Board;

             (ii) If permitted by the Board in its discretion, in the form of shares of Stock that have been purchased by the optionee on the open market or that are not then subject to any applicable restrictions and that have been held by the optionee free of such restrictions for at least six months, such surrendered shares shall be valued at Fair Market Value on the exercise date;

             (iii) If permitted by the Board in its discretion, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board shall prescribe as a condition of such payment procedure;

             (iv) By the optionee delivering to the Company a promissory note if the Board has authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if required by state law; or

             (v) Any combination of the payment methods set forth above.

          Payment instruments will be received subject to collection. No certificates for Option Shares so purchased will be issued to optionee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including without limitation (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Option Shares for the optionee's own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate representing the shares to evidence the foregoing representations and restrictions, and
     (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

          (5) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and Subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option. For purposes of this Section 5(a)(5), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Non-Qualified Stock Option in part, the optionee may designate which portion of the Option the optionee is exercising. In the absence of such designation, the optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

          (6) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Board in its sole discretion may provide in any Stock Option agreement that the optionee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners or to limited liability companies in which such family members are the only members, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

          (7) Termination. Unless otherwise provided in the Option agreement or determined by the Board, upon the termination of the optionee's Service Relationship with the Company or its Subsidiaries, the optionee's rights in his or her Stock Options shall automatically terminate upon the effective date of such termination.

SECTION 6.  TAX WITHHOLDING

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Option or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any federal, state, foreign, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Stock. Subject to approval by the Board, a participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Option a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 7.  AMENDMENTS AND TERMINATION

     (a) The Board may, at any time, amend or discontinue the Plan and the Board may, at any time, amend or cancel any outstanding Option, but no such action shall adversely affect rights under any outstanding Option without the holder's consent unless (i) required to ensure that a Stock Option is treated as an Incentive Stock Option or (ii) to comply with applicable law.

     (b) For purposes of the Plan, the following events shall not be deemed a termination of the Service Relationship:

          (1) a transfer to the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

          (2) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave, the optionees' Service shall be deemed to have terminated unless the optionee's right to return to service is guaranteed either by a statute or by contract.

SECTION 8.  STATUS OF PLAN

     With respect to the portion of any Option that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Board shall otherwise expressly determine in connection with any Option or Options. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Options hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 9.  GENERAL PROVISIONS

     (a) No Distribution; Compliance with Legal Requirements. No shares of Stock shall be issued pursuant to an Option until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Board may require the placing of such stop orders and restrictive legends on certificates for Stock and Options, as it deems appropriate. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to any Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of an Option, the Company may require the optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company and may require the Optionee to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     (b) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Options do not confer upon any optionee any right to continued employment or service with the Company or any Subsidiary or interfere in any way with the right of the Company or its Subsidiaries to terminate the optionee's employment or service at anytime.

     (c) Delivery of Stock Certificates. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (d) Conflict with Stock Option Agreement. In the event of a conflict between the terms and provisions of this Plan and the terms and provisions of any Stock Option agreement, the terms and provisions of this Plan shall govern.

SECTION 10.  EFFECTIVE DATE OF PLAN

     This Plan shall become effective upon approval by the Board.

SECTION 11.  GOVERNING LAW

     This Plan and all Options and actions taken thereunder shall be governed by the laws of the State of Delaware, applied without regard to conflict of law principles thereof.

             APPROVED BY THE BOARD OF DIRECTORS:  January 29, 2001.

                                                                      1984-PS-01

                                                                        Appendix

                                 FIREPOND, INC.
                        1999 STOCK OPTION AND GRANT PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the Firepond, Inc. 1999 Stock Option and Grant Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants, advisors and other key persons of Firepond, Inc. (the "Company") and its Subsidiaries (as defined below) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

          "Act" means the Securities Exchange Act of 1934, as amended.

          "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, and Unrestricted Stock Awards.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

          "Committee" has the meaning specified in Section 2.

          "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 13.

          "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, then clause (i) shall not apply and the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; or (iii) if the Stock is not publicly traded on a securities exchange or traded in the over-the-counter market or, if traded or quoted, there are no transactions or quotations within the last ten trading days or trading has been halted for extraordinary reasons, the Fair Market Value on any given date shall be determined in good faith by the Committee; and (iv) notwithstanding the foregoing, the Fair Market Value of the Stock on the effective date of the Initial Public Offering shall be the offering price to the public of the Stock on such date.

          "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

          "Independent Director" means a member of the Board who is neither an employee or officer of the Company or any Subsidiary.

          "Initial Public Offering" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Stock to the public.

          "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

          "Restricted Stock Award" means any Award granted pursuant to Section
     6.

          "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

          "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

          "Unrestricted Stock Award" means any Award granted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS.

     (a) Committee. The Plan shall be administered by the Board of Directors of the Company, or at the discretion of the Board, by a committee of the Board consisting of not less than two Directors; provided, however, that if each member of the Committee is not (i) a "Non-Employee Director" within the meaning of Rule 16b-3(a)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "Outside Director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, any Awards granted to individuals subject to the reporting requirements of Section 16 of the Exchange Act shall be approved by the Board of Directors. All references herein to the Committee shall be deemed to refer to the entity then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee of the Board, as applicable).

     (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (1) to select the officers, employees, Independent Directors, consultants, advisers and key persons of the Company and its Subsidiaries to whom Awards may from time to time be granted;

          (2) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Unrestricted Stock Awards, or any combination of the foregoing, granted to any one or more participants;

          (3) to determine the number of shares of Stock to be covered by any Award;

          (4) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (5) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration,

          (6) to impose any limitations on Awards granted under the Plan, including limitations on transfers repurchase provisions and the like and to exercise repurchase rights or obligations;

          (7) subject to the provisions of Section 5(a)(3), to extend at any time the period in which Stock Options may be exercised;

          (8) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

          (9) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable, to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

     (c) Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Committee shall include a limitation as to the amount of Awards that may be granted during the period of delegation and shall contain guidelines as to the determination of the exercise price of any Option, the price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 8,000,000 shares of Stock. For purposes of the foregoing limitations, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that from and after the date the Plan is subject to Section 162(m) of the Code, Awards with respect to no more than 3,000,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

     (b) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company or any successor company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options, or other Awards that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options or other Awards under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable and the repurchase price for shares subject to repurchase. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make cash payment in lieu of fractional shares.

     (c) Mergers and Other Transactions. In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation between the Company and another person or entity (other than a holding company or subsidiary of the Company) as a result of which the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction, (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Transaction"), unless provision is made in connection with the Transaction for the assumption of the Awards heretofore granted, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above, all of the remaining outstanding Awards held by participants, to the extent not fully vested and exercisable, shall become fully vested and exercisable, except with respect to specific awards as the Committee otherwise determines. Upon the effectiveness of the transaction, the Plan and all Awards granted hereunder shall, unless assumed by the successor entity, terminate. In the event of such termination, each optionee shall be permitted to exercise for a period of at least 15 days prior to the date of such termination all outstanding Awards held by such optionee which are then exercisable.

     (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.  ELIGIBILITY.

     Participants in the Plan will be such officers and other employees, Independent Directors, consultants, advisors and other key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee, in its sole discretion.

SECTION 5.  STOCK OPTIONS.

     Any Stock Option granted under the Plan shall be pursuant to a stock option agreement which shall be in such form as the Committee may from time to time approve. Option agreements need not be identical.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. Non-Qualified Stock Options may be granted to officers, employees, Independent Directors, advisors, consultants and other key persons of the Company and its Subsidiaries. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock option.

     No Incentive Stock Option shall be granted under the Plan after November 7, 2009.

     (a) Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan as the Committee shall deem desirable:

          (1) Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value in the case of Incentive Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

          (2) Grant of Discount Options in Lieu of Cash Compensation. Upon the request of a participant and with the consent of the Committee, such participant may elect each calendar year to receive a Non-Qualified Stock Option in lieu of any cash bonus or other compensation to which he may become entitled during the following calendar year, but only if such participant makes an irrevocable election to waive receipt of all or a portion of such cash compensation. Such election shall be made on or before the date set by the Committee which date shall be no later than 15 days (or such shorter period permitted by the Committee) preceding January 1 of the calendar year for which the cash compensation would otherwise be paid. A Non-Qualified Stock Option shall be granted to each participant who made such an irrevocable election on the date the waived cash compensation would otherwise be paid. The exercise price per share shall be determined by the Committee. The number of shares of Stock subject to the

     Stock Option shall be determined by dividing the amount of the waived cash compensation by the difference between the Fair Market Value of the Stock on the date the Stock Option is granted and the exercise price per share of the Stock Option. The Stock Option shall be granted for a whole number of shares so determined; the value of any fractional share shall be paid in cash.

          (3) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of Stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Option shall be no more than five years from the grant date.

          (4) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date; provided, however, that Stock Options granted in lieu of cash compensation shall be exercisable in full as of the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (5) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods; provided, however, that the methods set forth in subsections (B) and (C) below shall become available only after the closing of the Initial Public Offering:

             (i) In cash by certified or bank check or other instrument acceptable to the Committee,

             (ii) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee free of such restrictions for at least six months, if permitted by the Committee in its discretion. such surrendered shares shall be valued at Fair Market Value on the exercise date;

             (iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

             (iv) By the optionee delivering to the Company a promissory note if the Board has authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

          (6) Termination. Unless otherwise provided in the option agreement or determined by the Committee, upon the optionee's termination of employment (or other business relationship) with the Company and its Subsidiaries, the optionee's rights in his Stock Options shall automatically terminate.

          (7) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

     (b) Reload Options. At the discretion of the Committee, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an Option by the delivery of number of shares of stock in accordance with Section 5(a)(5)(ii) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

     (c) Non-transferability of Options. No Stock option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee; provided, however, that an optionee may transfer, without consideration for the transfer, the Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organization so long as the transferee agrees in writing to be bound by the terms and conditions of this Plan and the applicable Option Agreement.

SECTION 6.  RESTRICTED STOCK AWARDS

     (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement or pre-established performance goals and objectives.

     (b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below.

     (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates under the conditions specified in the relevant instrument relating to the Award, or upon such other event or events as may be stated in the instrument evidencing the Award, the Company or its assigns shall have the right or shall agree, as may be specified in the relevant instrument, to repurchase some or all of the shares of Stock subject to the Award at such purchase price as is set forth in such instrument.

     (d) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

     (e) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.  UNRESTRICTED STOCK AWARDS

     (a) Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any participant, pursuant to which such participant may receive shares of Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     (b) Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of a participant and with the consent of the Committee, each such participant may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such participant in the form of shares of Unrestricted Stock either currently or on a deferred basis.

     (c) Restrictions on Transfers. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.  TAX WITHHOLDING

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Stock. Subject to approval by the Committee, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 9.  TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

          (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 10.  AMENDMENTS AND TERMINATION

     The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Act to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company's stockholders who are eligible to vote at a meeting of stockholders.

SECTION 11.  STATUS OF PLAN

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12.  GENERAL PROVISIONS

     (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.

     (b) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adopting of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 13.  EFFECTIVE DATE OF PLAN

     This Plan shall become effective upon approval by the holders of a majority of the shares of Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 14.  GOVERNING LAW

     This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.

Adopted and Effective: November 8, 1999

                                  DETACH HERE


                                     PROXY

                                 FIREPOND, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF STOCKHOLDERS, THURSDAY, MARCH 22, 2001


                 (SEE PROXY STATEMENT FOR DISCUSSION OF ITEMS)



     The undersigned hereby appoints each of Klaus P. Besier and Paul K. McDermott as proxies, with full power of substitution, to vote all shares of Firepond, Inc. Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2001 Annual Meeting of Stockholders of Firepond, Inc. or any adjournment thereof.



-----------                                                        -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
   SIDE                                                                SIDE
-----------                                                        -----------

FIREPOND, INC.
c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398




                                  DETACH HERE


[X] Please mark
    votes as in
    this example.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3

1. Re-election of two Class I Directors to serve for the ensuing                                         FOR    AGAINST    ABSTAIN
   three-year period, until their successors are duly elected        2. To approve an amendment to the
   and qualified or until earlier death or resignation.                 Company's 1999 Stock Option and  [ ]      [  ]       [  ]
                                                                        Grant Plan
   Nominees:  (01) J. Michael Cline, (02) Gerhard Schulmeyer
                                                                     3. To approve the adoption of the   FOR    AGAINST    ABSTAIN
        FOR                           WITHHELD                          Company's Brightware Acquisition
        THE    [  ]             [  ]  FROM THE                          Stock Option Plan                [ ]      [  ]       [  ]
     NOMINEES                         NOMINEES
                                                                     The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR items 1, 2 and 3 and at the discretion of the
                                                                     proxies on any other matter that may properly come before the
[ ] _________________________________________                        meeting.
    For all nominees except as noted above
                                                                       MARK HERE                         MARK HERE
                                                                      FOR ADDRESS   [  ]                IF YOU PLAN  [  ]
                                                                       CHANGE AND                        TO ATTEND
                                                                      NOTE AT LEFT                      THE MEETING


                                                                     NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor,
                                                                     administrator, trustee or guardian, give full name and title as such.


                                                                     Please sign exactly and return promptly in the accompanying envelope.

Signature: ________________________________ Date: _____________ Signature: ________________________________ Date: ______________